UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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Russell Investment Company

(Name of Registrant As Specified In Its Charter)

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RUSSELL INVESTMENT COMPANY

1301 Second Avenue

18th Floor

Seattle, Washington 98101

October 19, 2023

EMERGING MARKETS FUND

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

REGARDING RECENT MONEY MANAGER CHANGES

An Information Statement regarding recent money manager changes related to the Emerging Markets Fund (the “Fund”), a series of Russell Investment Company (“RIC”), is available for your review. This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the Information Statement.

The Fund is not soliciting proxy or consent authority, but is furnishing an Information Statement pursuant to Rule 14a-16 and 14c-2 under the Securities Exchange Act of 1934, as amended.

The Information Statement details recent money manager changes related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of Sands Capital Management, LLC and Pzena Investment Management, LLC to serve as new non-discretionary money managers to the Fund. At the same time, the Board approved the termination of Neuberger Berman Investment Advisers LLC as a non-discretionary money manager to the Fund. These changes became effective on September 13, 2023.

RIC’s investment adviser is Russell Investment Management, LLC (“RIM”). The Information Statement is being provided to you in lieu of a proxy statement pursuant to the terms of an exemptive order granted to RIM and RIC by the Securities and Exchange Commission. The order permits RIM to hire a money manager at any time, subject to the approval of the Fund’s Board, without a shareholder vote. Shareholders of the Fund must be provided with specified information within 90 days of the hiring of any new money manager. The order allows the Fund, in lieu of physical delivery of the Information Statement, to make the Information Statement available online.

The full Information Statement will be available on RIC’s website at https://connect.rightprospectus.com/russellinvestments until at least 90 days after this notice was sent to you. A paper or email copy of the full Information Statement or other Fund related information may be obtained, without charge, by calling 1-800-787-7354 or emailing service@russellinvestments.com.

If you want to receive more information regarding these recent money manager changes, you may request a paper or email copy of the Information Statement per the instructions above. Requests for a paper copy of the Information Statement must be made by the 90th day after this notice was sent to you in order to receive timely delivery. There is no charge to you for requesting a copy.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

18th Floor

Seattle, Washington 98101

October 19, 2023

To Shareholders of the Emerging Markets Fund (the “Fund”):

Enclosed is an Information Statement of Russell Investment Company (“RIC”) that details recent money manager changes related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of Sands Capital Management, LLC (“Sands”) and Pzena Investment Management, LLC (“Pzena”) to serve as new non-discretionary money managers to the Fund. At the same time, the Board approved the termination of Neuberger Berman Investment Advisers LLC as a money manager to the Fund. These changes became effective on September 13, 2023.

The attached Information Statement provides information about Sands and Pzena, the new portfolio management contracts with Sands and Pzena, and the Board’s considerations in approving each of the new portfolio management contracts.

Please note that the Fund is not required to obtain shareholder approval for these money manager changes. We are not asking you for a proxy and you are requested not to send us a proxy.

If you have any questions regarding the Information Statement, please call 1-800-787-7354. A paper or email copy of the attached Information Statement may be obtained, without charge, by calling 1-800-787-7354.

Sincerely,

Kari Seabrands
Treasurer
Russell Investment Company

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

18th Floor

Seattle, Washington 98101

INFORMATION STATEMENT

EMERGING MARKETS FUND

Under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission (“SEC”), this document is an Information Statement and is being furnished to shareholders of the Emerging Markets Fund (the “Fund”), a series of Russell Investment Company (“RIC”). Russell Investment Management, LLC (“RIM”) serves as the investment adviser of the Fund.

The Fund employs a multi-manager approach whereby RIM manages a portion of the Fund’s assets based upon model portfolios provided by multiple non-discretionary money managers unaffiliated with RIM who employ distinct investment styles. The Fund’s money managers have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund. RIM also manages the portion of the Fund’s assets that RIM determines not to manage based upon model portfolios provided by the Fund’s money managers. RIM, as the Fund’s adviser, may change the allocation of the Fund’s assets at any time. The Order permits RIM to hire a money manager at any time, subject to the approval of the Board of Trustees of RIC (the “Board”), without a shareholder vote. Pursuant to the terms of the Order, the Fund is required to notify its shareholders within 90 days of when a new money manager is hired for the Fund.

Change of Money Managers

On August 22, 2023, the Board authorized the signing of portfolio management contracts to engage Sands Capital Management, LLC (“Sands”) and Pzena Investment Management, LLC (“Pzena”) as non-discretionary money managers with respect to a portion of the assets of the Fund determined by RIM. On that same date, the Board also authorized the termination of a similar portfolio management contract with Neuberger Berman Investment Advisers LLC (“Neuberger”) as a non-discretionary money manager to the Fund. On September 13, 2023, the portfolio management contract with Neuberger was terminated.

Portfolio Management Contracts

Effective August 22, 2023, RIM, as fiduciary for RIC, entered into new portfolio management contracts with Sands and Pzena, respectively. Sands’ contract will continue until May 31, 2025. Pzena’s contract will continue until May 31, 2024. Thereafter, each contract will continue in effect for successive annual periods if its continuance has been specifically approved at least annually by RIC’s Board, including the affirmative vote of a majority of the Trustees who are not parties to the contract, or “interested persons” (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. Each contract is automatically terminated if assigned. Each contract may be terminated without payment of any penalty by RIM or RIC immediately upon written notice to Sands or Pzena, and by Sands upon 90 days’ written notice to RIM and by Pzena upon 30 days’ written notice to RIM.

Board Approval of Portfolio Management Contracts

In evaluating the portfolio management contracts with Sands and Pzena, the Board considered that the Fund, in employing a manager-of-managers method of investment, operates in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. In the case of the Fund, an advisory fee is paid by the Fund to RIM which in turn compensates the money manager firms hired to make specific securities recommendations.

The Board considered that RIM (rather than any money manager) is responsible under the investment advisory agreement for determining, implementing and maintaining the investment program for the Fund. Assets of the Fund generally have been allocated among the strategies of multiple non-discretionary money managers.

RIM is responsible for selecting, subject to Board approval, money managers for the Fund and for actively managing allocations and reallocations of assets among the money managers’ strategies. The Board has been advised that RIM’s goal is to construct and manage diversified portfolios in a risk aware manner. Each money manager for the Fund in effect performs the function of an individual portfolio manager who is responsible for recommending portfolio securities for the portion of the Fund assigned to it by RIM (each, a ‘‘segment’’) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIM upon its recommendation of portfolio securities and the money manager’s specified role in the Fund. RIM is responsible for communicating performance expectations to each money manager; supervising compliance by each money manager with the Fund’s investment objective and policies; authorizing money managers to recommend certain investment strategies for the Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIM is responsible for recommending to the Board the additions of new money managers or terminations or replacements of existing money managers at any time when, based on RIM’s research and ongoing review and analysis, such actions are appropriate. RIM may impose specific investment constraints from time to time for each money manager intended to capitalize on the strengths of that money manager or to coordinate the investment activities of money managers for the Fund in a complementary manner. Therefore, RIM’s selection of money managers is made not only on the basis of performance considerations but also on anticipated compatibility with other money managers in the Fund. In light of the foregoing, the overall performance of the Fund over appropriate periods reflects, in great part, the performance of RIM in designing the Fund’s investment program, structuring the Fund, selecting an effective money manager with a particular investment style or sub-style for a segment that is complementary to the styles of the money managers of other Fund segments, and allocating assets among the money managers’ strategies in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectus for the Fund and other public disclosures emphasize to investors RIM’s role as the principal investment manager for the Fund, rather than the investment recommendation role of the Fund’s money managers, and describe the manner in which the Fund operates so that investors may take that information into account when deciding to purchase shares of the Fund.

At a meeting held on August 22, 2023, the Board received a proposal from RIM to approve new portfolio management contracts between RIM and each of Sands and Pzena, respectively. The Trustees approved the terms of each proposed portfolio management contract with Sands and Pzena based upon RIM’s recommendation to hire each money manager at the proposed fee rate; information as to the reason for the proposed changes; information as to each money manager’s role in the management of the Fund’s investment portfolio (including the amount of Fund assets to be managed pursuant to each money manager’s strategy) and RIM’s evaluation of the anticipated quality of the investment advisory services to be provided by each money manager; information as to any significant business relationships between each money manager and RIM or Russell Investments Financial Services, LLC, the Fund’s underwriter; the Fund’s Chief Compliance Officer’s evaluation of each money manager’s compliance program, policies and procedures in relation to each money manager’s role in the management of the Fund’s investment portfolio, and certification that they were consistent with applicable legal standards; RIM’s explanation as to the lack of relevance of money manager profitability to the evaluation of portfolio management contracts with money managers because the willingness of each money manager to serve in such capacity depends upon arm’s-length negotiations with RIM; RIM’s awareness of the standard fee rates charged by each money manager to other clients; RIM’s belief that the proposed money manager fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered; and the expected costs of transitioning Fund assets. The Trustees considered information provided by RIM that, based on Fund assets of approximately $822.8 million (as of March 2023), the proposed changes including any changes to the target allocation of Fund assets among the Fund’s money managers and RIM would increase by approximately $102,984 the aggregate money manager fees to be paid by RIM from its investment advisory fee as a result of the engagement of the money manager and, as a result, decrease its profitability from its relationship with the Fund. The Trustees’ approval also reflected their findings at prior meetings, including their May 22, 2023 meeting, where the Fund’s existing advisory agreement with RIM was approved, as well as information received throughout the course of the year, regarding the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager changes because the money manager’s investment advisory fees are paid by RIM.

Compensation

Under its advisory agreement with RIC, RIM receives an advisory fee from the Fund for its services. From its advisory fee, RIM, as agent for RIC, pays all Fund money managers for their investment recommendation services. The remainder of the fee is retained by RIM as compensation for its services and to pay expenses. Quarterly, each Fund money manager, including Sands and Pzena, is paid a pro rata portion of its annual fee, based on the monthly average of all the assets allocated to its strategy. The annual rate of the advisory fees payable by the Fund to RIM as a percentage of the average daily net assets of the Fund is 1.150% (estimated to be $12,563,258 based on an assumed average asset level of

$1,092,457,193 for the twelve months ended October 31, 2022, RIC’s fiscal year end). Prior to the changes described herein, the aggregate annual rate of the advisory fees payable by RIM to the Fund’s money managers was approximately 0.242% (estimated to be $2,643,746 based on the same asset level). Giving effect to the changes described in this notice including any changes to the target allocation of Fund assets among the Fund’s money managers and RIM, as applicable, the aggregate annual advisory fee payable by RIM to the Fund’s money managers would have been approximately 0.255% (estimated to have been $2,785,766 based on the same asset level). Because the money managers’ investment advisory fees are paid by RIM, the aggregate investment advisory fees paid by the Fund to RIM will not increase as a result of the changes described herein.

For the most recently completed fiscal year, the Fund paid no aggregate commissions to brokers affiliated with Sands or Pzena.

The money managers may use brokerage commissions to pay for soft dollar research services. Any such use will be in accordance with Section 28(e) of the Securities Exchange Act of 1934.

Similar Investment Advisory Relationships

Sands acts as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Name	Assets as of August 31, 2023
Old Westbury Large Cap Strategies Fund	$2.8 billion
Touchstone Sands Capital Emerging Markets Growth Fund	$2.3 billion

Pzena acts as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Name	Assets as of June 30, 2023
Bridge Builder International Equity Fund	$16.4 billion
Bridge Builder Tax Managed International Equity Fund	$1.1 billion
Pzena International Value Fund	$58.1 million
SEI Institutional Investments Trust - International Equity Fund	$3.9 billion
Columbia Funds Variable Series Trust II - Partners International Value Fund	$1.3 billion

Additional Information About Sands

Sands Capital Management, LLC, 1000 Wilson Boulevard, Suite 3000, Arlington, VA 22209, is owned and controlled by Sands Capital Management, LP. Sands Capital Management, LP, 1000 Wilson Boulevard, Suite 3000, Arlington, VA 22209, is owned by the Sands family and controlled by Frank M. Sands.

The names and principal occupations of the principal executive officers and each director or general partner of Sands, all located at 1000 Wilson Boulevard, Suite 3000, Arlington, VA 22209, are listed below.

Name	Principal Occupation/Title
Frank Sands	Chief Executive Officer, Chief Investment Officer

Dana McNamara	Executive Managing Director, Chief Administrative Officer

Jonathan Goodman	General Counsel

T. Perry Williams	President, Director of Research

David Levanson	Executive Managing Director, Sr. Portfolio Manager, Research Analyst

Stephen Nimmo	Executive Managing Director, Business Development and Client Relations

Luke Iglehart	Executive Managing Director, Client and Consultant Relations

Brian Christiansen	Executive Managing Director, Sr. Portfolio Manager, Research Analyst

Ian Ratcliffe	Executive Managing Director, Managing Partner

Alexandra Fulk	Chief Compliance Officer, Sr. Counsel

No officers or trustees of RIC are officers, employees, directors, general partners or shareholders of Sands. In addition, since the beginning of RIC’s most recently completed fiscal year, no trustee of RIC has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which Sands, its parent entity or subsidiaries or any subsidiaries of the parent of any such entities, was or is to be a party. Since the beginning of RIC’s most recently completed fiscal year, none of the Trustees purchased or sold securities of Sands or its parent or subsidiaries.

Additional Information About Pzena

Pzena Investment Management, LLC, 320 Park Ave., 8th Floor, New York, NY 10022, is owned and controlled by Pzena Investment Management, Inc., 320 Park Ave., 8th Floor, New York, NY 10022. Pzena Investment Management, Inc. is 100% employee owned and controlled by Richard S. Pzena.

The names and principal occupations of the principal executive officers and each director or general partner of Pzena, all located at 320 Park Ave., 8th Floor, New York, NY 10022, are listed below.

Name	Principal Occupation/Title
Caroline Cai	Managing Principal, Chief Executive Officer, Portfolio Manager

Jessica Doran	Managing Principal, Chief Financial Officer

Evan Fire	Managing Principal, Chief Operating Officer

Allison Fisch	Managing Principal, President, Portfolio Manager

John Goetz	Managing Principal, Co-Chief Investment Officer, Portfolio Manager

No officers or trustees of RIC are officers, employees, directors, general partners or shareholders of Pzena. In addition, since the beginning of RIC’s most recently completed fiscal year, no trustee of RIC has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which Pzena, its parent entity or subsidiaries or any subsidiaries of the parent of any such entities, was or is to be a party. Since the beginning of RIC’s most recently completed fiscal year, none of the Trustees purchased or sold securities of Pzena or its parent or subsidiaries.

Related Information

Russell Investment Management, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, provides or oversees the provision of all investment advisory and portfolio management services for the Fund.

Russell Investments Financial Services, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIM, is the principal distributor of Fund shares.

Russell Investments Fund Services, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIM, is the administrator of the Fund.

Additional Information

As permitted by law, only one copy of this Information Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified RIC of their desire to receive multiple copies of the Information Statements RIC sends. If you would like to receive an additional copy, please contact RIC by calling 1-800-787-7354 or writing to 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RIC will then promptly deliver a separate copy of the Information Statements to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of RIC’s Information Statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

If you have any questions about the changes described in this Information Statement or if you wish to obtain a copy of the Fund’s annual or semiannual reports to shareholders at no charge, please contact your Russell Investments authorized financial intermediary or RIC, at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or 1-800-787-7354.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

18th Floor

Seattle, Washington 98101

October 19, 2023

TAX-MANAGED U.S. MID & SMALL CAP FUND

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT REGARDING RECENT MONEY MANAGER CHANGES

An Information Statement regarding recent money manager changes related to the Tax-Managed U.S. Mid & Small Cap Fund (the “Fund”), a series of Russell Investment Company (“RIC”), is available for your review. This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the Information Statement.

The Fund is not soliciting proxy or consent authority, but is furnishing an Information Statement pursuant to Rule 14a-16 and 14c-2 under the Securities Exchange Act of 1934, as amended.

The Information Statement details recent money manager changes related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of Royce & Associates, LP and Penn Capital Management Company, LLC to serve as new non-discretionary money managers to the Fund. At the same time, the Board approved the termination of Cardinal Capital Management L.L.C. as a non-discretionary money manager to the Fund. These changes became effective on September 13, 2023.

RIC’s investment adviser is Russell Investment Management, LLC (“RIM”). The Information Statement is being provided to you in lieu of a proxy statement pursuant to the terms of an exemptive order granted to RIM and RIC by the Securities and Exchange Commission. The order permits RIM to hire a money manager at any time, subject to the approval of the Fund’s Board, without a shareholder vote. Shareholders of the Fund must be provided with specified information within 90 days of the hiring of any new money manager. The order allows the Fund, in lieu of physical delivery of the Information Statement, to make the Information Statement available online.

The full Information Statement will be available on RIC’s website at https://connect.rightprospectus.com/russellinvestments until at least 90 days after this notice was sent to you. A paper or email copy of the full Information Statement or other Fund related information may be obtained, without charge, by calling 1-800-787-7354 or emailing service@russellinvestments.com.

If you want to receive more information regarding these recent money manager changes, you may request a paper or email copy of the Information Statement per the instructions above. Requests for a paper copy of the Information Statement must be made by the 90th day after this notice was sent to you in order to receive timely delivery. There is no charge to you for requesting a copy.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

18th Floor

Seattle, Washington 98101

October 19, 2023

To Shareholders of the Tax-Managed U.S. Mid & Small Cap Fund (the “Fund”):

Enclosed is an Information Statement of Russell Investment Company (“RIC”) that details recent money manager changes related to the Fund. Specifically, the Board of Trustees of RIC (the “Board”) has approved the selection of Royce & Associates, LP (“Royce”) and Penn Capital Management Company, LLC (“Penn Capital”) to serve as new non-discretionary money managers to the Fund. At the same time, the Board approved the termination of Cardinal Capital Management L.L.C. as a money manager to the Fund. These changes became effective on September 13, 2023.

The attached Information Statement provides information about Royce and Penn Capital, the new portfolio management contracts with Royce and Penn Capital, and the Board’s considerations in approving each of the new portfolio management contracts.

Please note that the Fund is not required to obtain shareholder approval for these money manager changes. We are not asking you for a proxy and you are requested not to send us a proxy.

If you have any questions regarding the Information Statement, please call 1-800-787-7354. A paper or email copy of the attached Information Statement may be obtained, without charge, by calling 1-800-787-7354.

Sincerely,

Kari Seabrands
Treasurer
Russell Investment Company

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

18th Floor

Seattle, Washington 98101

INFORMATION STATEMENT

TAX-MANAGED U.S. MID & SMALL CAP FUND

Under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission (“SEC”), this document is an Information Statement and is being furnished to shareholders of the Tax-Managed U.S. Mid & Small Cap Fund (the “Fund”), a series of Russell Investment Company (“RIC”). Russell Investment Management, LLC (“RIM”) serves as the investment adviser of the Fund.

The Fund employs a multi-manager approach whereby RIM manages a portion of the Fund’s assets based upon model portfolios provided by multiple non-discretionary money managers unaffiliated with RIM who employ distinct investment styles. The Fund’s money managers have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund. RIM also manages the portion of the Fund’s assets that RIM determines not to manage based upon model portfolios provided by the Fund’s money managers. RIM, as the Fund’s adviser, may change the allocation of the Fund’s assets at any time. The Order permits RIM to hire a money manager at any time, subject to the approval of the Board of Trustees of RIC (the “Board”), without a shareholder vote. Pursuant to the terms of the Order, the Fund is required to notify its shareholders within 90 days of when a new money manager is hired for the Fund.

Change of Money Managers

On August 22, 2023, the Board authorized the signing of portfolio management contracts to engage Royce & Associates, LP (“Royce”) and Penn Capital Management Company, LLC (“Penn Capital”) as non-discretionary money managers with respect to a portion of the assets of the Fund determined by RIM. On that same date, the Board also authorized the termination of a similar portfolio management contract with Cardinal Capital Management L.L.C. (“Cardinal”) as a non-discretionary money manager to the Fund. On August 29, 2023, the portfolio management contract with Cardinal was terminated.

Portfolio Management Contracts

Effective August 22, 2023, RIM, as fiduciary for RIC, entered into new portfolio management contracts with Royce and Penn Capital, respectively. Royce’s contract will continue until May 31, 2025. Penn Capital’s contract will continue until May 31, 2024. Thereafter, each contract will continue in effect for successive annual periods if its continuance has been specifically approved at least annually by RIC’s Board, including the affirmative vote of a majority of the Trustees who are not parties to the contract, or “interested persons” (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. Each contract is automatically terminated if assigned. Each contract may be terminated without payment of any penalty by RIM or RIC immediately upon written notice to Royce or Penn Capital, and by Royce or Penn Capital upon 90 days’ written notice to RIM.

Board Approval of Portfolio Management Contracts

In evaluating the portfolio management contracts with Royce and Penn Capital, the Board considered that the Fund, in employing a manager-of-managers method of investment, operates in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. In the case of the Fund, an advisory fee is paid by the Fund to RIM which in turn compensates the money manager firms hired to make specific securities recommendations.

The Board considered that RIM (rather than any money manager) is responsible under the investment advisory agreement for determining, implementing and maintaining the investment program for the Fund. Assets of the Fund generally have been allocated among the strategies of multiple non-discretionary money managers.

RIM is responsible for selecting, subject to Board approval, money managers for the Fund and for actively managing allocations and reallocations of assets among the money managers’ strategies. The Board has been advised that RIM’s goal is to construct and manage diversified portfolios in a risk aware manner. Each money manager for the Fund in effect performs the function of an individual portfolio manager who is responsible for recommending portfolio securities for the portion of the Fund assigned to it by RIM (each, a ‘‘segment’’) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIM upon its recommendation of portfolio securities and the money manager’s specified role in the Fund. RIM is responsible for communicating performance expectations to each money manager; supervising compliance by each money manager with the Fund’s investment objective and policies; authorizing money managers to recommend certain investment strategies for the Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIM is responsible for recommending to the Board the additions of new money managers or terminations or replacements of existing money managers at any time when, based on RIM’s research and ongoing review and analysis, such actions are appropriate. RIM may impose specific investment constraints from time to time for each money manager intended to capitalize on the strengths of that money manager or to coordinate the investment activities of money managers for the Fund in a complementary manner. Therefore, RIM’s selection of money managers is made not only on the basis of performance considerations but also on anticipated compatibility with other money managers in the Fund. In light of the foregoing, the overall performance of the Fund over appropriate periods reflects, in great part, the performance of RIM in designing the Fund’s investment program, structuring the Fund, selecting an effective money manager with a particular investment style or sub-style for a segment that is complementary to the styles of the money managers of other Fund segments, and allocating assets among the money managers’ strategies in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectus for the Fund and other public disclosures emphasize to investors RIM’s role as the principal investment manager for the Fund, rather than the investment recommendation role of the Fund’s money managers, and describe the manner in which the Fund operates so that investors may take that information into account when deciding to purchase shares of the Fund.

At a meeting held on August 22, 2023, the Board received a proposal from RIM to approve new portfolio management contracts between RIM and each of Royce and Penn Capital, respectively. The Trustees approved the terms of each proposed portfolio management contract with Royce and Penn Capital based upon RIM’s recommendation to hire each money manager at the proposed fee rate; information as to the reason for the proposed changes; information as to each money manager’s role in the management of the Fund’s investment portfolio (including the amount of Fund assets to be managed pursuant to each money manager’s strategy) and RIM’s evaluation of the anticipated quality of the investment advisory services to be provided by each money manager; information as to any significant business relationships between each money manager and RIM or Russell Investments Financial Services, LLC, the Fund’s underwriter; the Fund’s Chief Compliance Officer’s evaluation of each money manager’s compliance program, policies and procedures in relation to each money manager’s role in the management of the Fund’s investment portfolio, and certification that they were consistent with applicable legal standards; RIM’s explanation as to the lack of relevance of money manager profitability to the evaluation of portfolio management contracts with money managers because the willingness of each money manager to serve in such capacity depends upon arm’s-length negotiations with RIM; RIM’s awareness of the standard fee rates charged by each money manager to other clients; RIM’s belief that the proposed money manager fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered; and the expected costs of transitioning Fund assets. The Trustees considered information provided by RIM that, based on Fund assets of approximately $1.4 billion (as of March 2023), the proposed changes including any changes to the target allocation of Fund assets among the Fund’s money managers and RIM would increase by approximately $25,039 the aggregate money manager fees to be paid by RIM from its investment advisory fee as a result of the engagement of the money manager and, as a result, decrease its profitability from its relationship with the Fund. The Trustees’ approval also reflected their findings at prior meetings, including their May 22, 2023 meeting, where the Fund’s existing advisory agreement with RIM was approved, as well as information received throughout the course of the year, regarding the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager changes because the money manager’s investment advisory fees are paid by RIM.

Compensation

Under its advisory agreement with RIC, RIM receives an advisory fee from the Fund for its services. From its advisory fee, RIM, as agent for RIC, pays all Fund money managers for their investment recommendation services. The remainder of the fee is retained by RIM as compensation for its services and to pay expenses. Quarterly, each Fund money manager, including Royce and Penn Capital, is paid a pro rata portion of its annual fee, based on the monthly average of all the assets allocated to its strategy. The annual rate of the advisory fees payable by the Fund to RIM as a percentage of the average daily net assets of the Fund is 0.980% (estimated to be $12,918,506 based on an assumed average asset level of $1,318,214,858 for the twelve months ended October 31, 2022, RIC’s fiscal year end). Prior to the changes described herein, the aggregate annual rate of the advisory fees payable by RIM to the Fund’s money managers was approximately

0.158% (estimated to be $2,078,825 based on the same asset level). Giving effect to the changes described in this notice including any changes to the target allocation of Fund assets among the Fund’s money managers and RIM, as applicable, the aggregate annual advisory fee payable by RIM to the Fund’s money managers would have been approximately 0.160% (estimated to have been $2,102,553 based on the same asset level). Because the money managers’ investment advisory fees are paid by RIM, the aggregate investment advisory fees paid by the Fund to RIM will not increase as a result of the changes described herein.

For the most recently completed fiscal year, the Fund paid no aggregate commissions to brokers affiliated with Royce or Penn Capital.

The money managers may use brokerage commissions to pay for soft dollar research services. Any such use will be in accordance with Section 28(e) of the Securities Exchange Act of 1934.

Similar Investment Advisory Relationships

Royce acts as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Name	Assets as of June 30, 2023
Small Cap Total Return Fund	$967 million

Penn Capital does not act as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Additional Information About Royce

Royce & Associates, LP, 745 Fifth Avenue, New York, NY 10151, is indirectly majority-owned and controlled by Franklin Resources, Inc., 1st Floor, Building 970, 1 Franklin Parkway, San Mateo, CA, 94403, a publicly traded company.

The names and principal occupations of the principal executive officers and each director or general partner of Royce, all located at 745 Fifth Avenue, New York, NY 10151, are listed below.

Name	Principal Occupation/Title
Charles M. Royce	Member of Board of Managers, Member of Management Committee and Portfolio Manager

Christopher D. Clark	Member of Board of Managers, Member of Management Committee, President, Chief Executive Officer, and Co-Chief Investment Officer

Francis D. Gannon	Member of Management Committee, Co-Chief Investment Officer, and Managing Director

Peter K. Hoglund, CFA	Member of Management Committee, Chief Financial & Administrative Officer and Managing Director

John E. Denneen	Member of Board of Managers, Member of Management Committee, General Counsel, Secretary & Chief Legal and Chief Compliance Officer

Gunjan Banati	Member of Management Committee, Chief Risk Officer and Managing Director

Gwen Louise Shaneyfelt	Member of Board of Managers

Jed Andrew Plafker	Member of Board of Managers

Matthew Nicholls	Member of Board of Managers

Laura Andrea Boydston	Member of Board of Managers

No officers or trustees of RIC are officers, employees, directors, general partners or shareholders of Royce. In addition, since the beginning of RIC’s most recently completed fiscal year, no trustee of RIC has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which Royce, its parent entity or subsidiaries or any subsidiaries of the parent of any such entities, was or is to be a party. Since the beginning of RIC’s most recently completed fiscal year, none of the Trustees purchased or sold securities of Royce or its parent or subsidiaries.

Additional Information About Penn Capital

Penn Capital Management Company, LLC is majority owned and controlled by Spouting Rock Asset Management, LLC, 925 W Lancaster Ave Ste 250, Bryn Mawr, PA 19010. Spouting Rock Asset Management, LLC is majority owned and controlled by Blakley Page, Andrew Smith and John Coyne.

The names and principal occupations of the principal executive officers and each director or general partner of Penn Capital, all located at 1200 Intrepid Avenue, Suite 400, Philadelphia, PA 19112 or 925 W Lancaster Ave Ste 250, Bryn Mawr, PA 19010, are listed below.

Name	Principal Occupation/Title
Andrew Smith	Chairman, Spouting Rock Asset Management, LLC

Marc Brookman	Chief Executive Officer, Spouting Rock Asset Management, LLC

Andrew Daly	Chief Operating Officer, Spouting Rock Asset Management, LLC

Jennifer M. Shields, Esq.	General Counsel/Chief Compliance Officer, Spouting Rock Asset Management, LLC

James Wylie	Chief Marketing Officer, Spouting Rock Asset Management, LLC

No officers or trustees of RIC are officers, employees, directors, general partners or shareholders of Penn Capital. In addition, since the beginning of RIC’s most recently completed fiscal year, no trustee of RIC has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which Penn Capital, its parent entity or subsidiaries or any subsidiaries of the parent of any such entities, was or is to be a party. Since the beginning of RIC’s most recently completed fiscal year, none of the Trustees purchased or sold securities of Penn Capital or its parent or subsidiaries.

Related Information

Russell Investment Management, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, provides or oversees the provision of all investment advisory and portfolio management services for the Fund.

Russell Investments Financial Services, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIM, is the principal distributor of Fund shares.

Russell Investments Fund Services, LLC, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIM, is the administrator of the Fund.

Additional Information

As permitted by law, only one copy of this Information Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified RIC of their desire to receive multiple copies of the Information Statements RIC sends. If you would like to receive an additional copy, please contact RIC by calling 1-800-787-7354 or writing to 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RIC will then promptly deliver a separate copy of the Information Statements to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of RIC’s Information Statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

If you have any questions about the changes described in this Information Statement or if you wish to obtain a copy of the Fund’s annual or semiannual reports to shareholders at no charge, please contact your Russell Investments authorized financial intermediary or RIC, at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or 1-800-787-7354.